Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

AND

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

GUARANTY AND COLLATERAL AGREEMENT

Dated as of September 30, 2013

among

NORTHERN OIL AND GAS, INC.,

as Borrower,

ROYAL BANK OF CANADA,

as Administrative Agent,

and

The Lenders Party Hereto

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND SECOND AMENDMENT TO THIRD AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT (this “Amendment”), dated as of September 30, 2013, is by and among Northern Oil and Gas, Inc., a Minnesota corporation (the “Borrower”), Royal Bank of Canada (the “Administrative Agent”), and the Lenders party hereto.

Recitals

WHEREAS, the Borrower, the Administrative Agent and the other Lenders party thereto entered into that certain Third Amended and Restated Credit Agreement, dated as of February 28, 2012 (as previously amended by the First Amendment dated as of June 29, 2012, the Second Amendment dated as of September 28, 2012 and the Third Amendment dated as of March 28, 2013, and as the same may be further amended, modified, supplemented or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the other Grantors party thereto entered into that certain Third Amended and Restated Guaranty and Collateral Agreement, dated as of February 28, 2012 (as previously amended by the First Amendment dated as of June 29, 2012, and as the same may be further amended, modified, supplemented, or restated from time to time, the “Guaranty Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement and the Guaranty Agreement as set forth below; and

WHEREAS, the Administrative Agent and the Lenders are willing to (i) amend the Credit Agreement and the Guaranty Agreement, (ii) redetermine the Borrowing Base as provided herein, and (iii) take such other actions as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Each capitalized term used in this Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

Section 2.01 Amendments to Section 1.01 of the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Termination Date” in its entirety to read as follows:

“Termination Date” means the earlier to occur of (i) September 30, 2018 or (ii) the date that the Aggregate Maximum Credit Amount is sooner terminated pursuant to Section 2.06 or Section 10.02.

(b) Section 1.01 of the Credit Agreement is hereby amended by replacing the Utilization Grid in the definition of “Applicable Margin” with the following:

Utilization Grid
Borrowing Base Utilization Percentage	<25%	≥25% <50%	≥50% <75%	≥75% <90%	≥90%
Eurodollar Loans	1.50%	1.75%	2.00%	2.25%	2.50%
ABR Loans	0.50%	0.75%	1.00%	1.25%	1.50%

Section 2.02 Amendment to Section 9.01 of the Credit Agreement. Section 9.01(c) of the Credit Agreement is hereby deleted in its entirety.

Section 2.03 Amendment to Section 9.02(f) of the Credit Agreement.  Section 9.02(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f)           Permitted Additional Debt incurred after the Effective Date, and any guarantees thereof; provided that (i) the Borrower shall have furnished to the Administrative Agent and the Lenders, not less than seven Business Days prior written notice of its intent to incur such Permitted Additional Debt, the amount thereof, and the anticipated closing date, together with copies of drafts of the material definitive documents therefor and, when completed, copies of the final versions of such material definitive documents, (ii) at the time of incurring such Permitted Additional Debt (A) no Default has occurred and is then continuing, (B) no Default would result from the incurrence of such Permitted Additional Debt after giving effect to the incurrence of such Permitted Additional Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), and (C) after giving effect to the incurrence thereof, the Borrower is in pro forma compliance with the financial covenants contained in Section 9.01, (iii) the incurrence of such Permitted Additional Debt (and any concurrent repayment of Debt with the proceeds of such incurrence) would not result in the total Revolving Credit Exposure exceeding the Borrowing Base then in effect and (iv) concurrently with the incurrence of such Debt, the Borrowing Base is adjusted pursuant to Section 2.07(e)(iii).

Section 2.04 Amendment to Section 9.03(d) of the Credit Agreement.  Section 9.03(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)           Liens on up to $500,000 of cash collateral to secure payment obligations to Enbridge Pipelines (North Dakota) LLC and its affiliates.

Section 2.05 Amendment to Section 9.05(i) of the Credit Agreement.  Section 9.05(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)           other Investments not to exceed $1,000,000 in the aggregate at any time.

Section 2.06 Amendment to Annex I of the Credit Agreement.  Annex I of the Credit Agreement is hereby deleted in its entirety and replaced with Annex I hereto.

ARTICLE III

Amendments to Guaranty Agreement

Section 3.01 Amendments to Section 1.01 of the Guaranty Agreement.

(a) Section 1.01 of the Guaranty Agreement is hereby amended by adding the following definitions where alphabetically appropriate:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Future Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 9.17 and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Credit Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

“Guaranty” means the guarantee made by each Credit Party in Section 2.01.

“Qualified ECP Guarantor” means, in respect of any Swap Obligations, at any time of determination, each Credit Party that has total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Specified Credit Party” means any Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 9.17).

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(b) Section 1.01 of the Guaranty Agreement is hereby amended by amending and restating the definition of “Obligations” in its entirety to read as follows:

“Obligations” means:  (a) in the case of the Borrower, the Borrower Obligations and (b) in the case of each Guarantor, its Guarantor Obligations; provided, that the “Obligations” will not include any Excluded Swap Obligations.

Section 3.02 Amendment to Article IX. Article IX of the Guaranty Agreement is hereby amended by adding the following provision as a new Section 9.17:

Section 9.17                      Keepwell. Each Credit Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a security interest under the Loan Documents, in each case, by any Specified Credit Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Credit Party with respect to such Swap Obligation as may be needed by such Specified Credit Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 9.17 voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations and undertakings of each Qualified ECP Guarantor under this Section 9.17 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full.  Each Qualified ECP Guarantor intends this Section 9.17 to constitute, and this Section 9.17 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

ARTICLE IV

Redetermination of the Borrowing Base; Addition of New Lenders

Section 4.01 Redetermination of the Borrowing Base. Notwithstanding the requirements of Section 2.07 of the Credit Agreement, effective as of the Amendment Effective Date, the amount of the Borrowing Base shall be $450,000,000.00, subject to further adjustments from time to time pursuant to Section 2.07, Section 8.13(c) or Section 9.12(d) of the Credit Agreement. The redetermination of the Borrowing Base pursuant to this Section 3.01 of this Amendment shall constitute the Scheduled Redetermination for October 1, 2013.

Section 4.02 Addition of New Lenders.

(a) On the Amendment Effective Date, (i) Fifth Third Bank is hereby added as a “Lender” for all purposes under the Credit Agreement (as amended by this Amendment) with a Maximum Credit Amount as specified in the attached Annex I and (ii) the Maximum Credit Amount of each Lender (including the new Lender specified in the preceding clause (i)) shall, without any further action (including, without the execution of any joinder agreement or any Assignment and Assumption or the payment of any processing and recordation fee to the Administrative Agent), be the Maximum Credit Amount specified for such Lender on the attached Annex I.

(b) In connection therewith, to the extent that the Maximum Credit Amounts in effect immediately prior to the Amendment Effective Date are reallocated (the “Reallocation”), then, on the Amendment Effective Date, the Lenders shall purchase and assume (without recourse or warranty) from the Lenders (i) Loans, to the extent that there are any Loans then outstanding, and (ii) undivided participation interests in any outstanding LC Exposure, in each case, to the extent necessary to ensure that after giving effect to the Reallocation, each Lender has outstanding Loans and participation interests in outstanding LC Exposure equal to its Applicable Percentage of the Aggregate Maximum Credit Amounts.  Each Lender shall make any payment required to be made by it pursuant to the preceding sentence via wire transfer to the Administrative Agent on the Amendment Effective Date and the Administrative Agent shall remit the relevant amounts to those Lenders entitled to a portion of the amounts received by the Administrative Agent pursuant to this Section 3.02.  Each existing Lender shall be automatically deemed to have assigned any outstanding Loans and participation interests in outstanding LC Exposure on the Amendment Effective Date necessary to give effect to this paragraph (b) and the existing Lenders, each new Lender and the Borrower each agree to take any further steps reasonably requested by the Administrative Agent, in each case to the extent deemed necessary by the Administrative Agent to effectuate the provisions of the preceding sentences.  If, on the Amendment Effective Date, any Loans that are Eurodollar Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 5.02 of the Credit Agreement, as amended by this Amendment, in connection with the reallocation of such outstanding Loans to effectuate the provisions of this paragraph.

ARTICLE V

Conditions Precedent

This Amendment shall become effective as of the date first referenced above when and only when the following conditions are satisfied (the “Amendment Effective Date”):

(a) the Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower and each Lender, in such numbers as the Administrative Agent or its counsel may reasonably request; and

(b) the Administrative Agent and the Lenders shall have received such upfront fees as may be agreed to among the Borrower, the Administrative Agent and the Lenders with respect hereto and all other fees due and payable on or prior to the effectiveness hereof as provided in any Loan Document, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent).

ARTICLE VI

Representations and Warranties

The Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

(a)           Each of the representations and warranties made by the Borrower under the Credit Agreement and each other Loan Document is true and correct on and as of the actual date of execution of this Amendment by the Borrower, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct as of such specified date.

(b)           At the time of, and immediately after giving effect to, this Amendment, no Default has occurred and is continuing.

(c)           The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by the Borrower.

(d)           This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e)           The execution, delivery and performance by the Borrower of this Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including the members or any class of directors of the Borrower or any other Person, whether interested or disinterested), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, except (a) such as have been obtained or made and are in full force and effect, and (b) the Borrower may need to file a current report on Form 8-K with the SEC disclosing this Amendment, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or their Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Subsidiary and (iv) will not result in the creation or imposition of any Lien on any Property of the Borrower or any of its Subsidiaries (other than the Liens created by the Loan Documents).

ARTICLE VII

Miscellaneous

Section 7.01 Credit Agreement and Guaranty Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Credit Agreement, the Guaranty Agreement, and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement, the Guaranty Agreement, or any other Loan Document or any right, power or remedy of the Administrative Agent or the Lenders, or constitute a waiver of any provision of the Credit Agreement, the Guaranty Agreement, or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or the Lenders whether under the Credit Agreement, the Guaranty Agreement, the other Loan Documents, at law or otherwise.  All references to the Credit Agreement or the Guaranty Agreement shall be deemed to mean the Credit Agreement or Guaranty Agreement as modified hereby, respectively.  The parties hereto agree to be bound by the terms and conditions of the Credit Agreement, the Guaranty Agreement, and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Amendment. Each reference in the Guaranty Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Guaranty Agreement as amended by this Amendment, and each reference herein or in any other Loan Documents to the “Guaranty Agreement” shall mean and be a reference to the Guaranty Agreement as amended and modified by this Amendment.

Section 7.02 GOVERNING LAW.  THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 7.03 Descriptive Headings, Etc.  The descriptive headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.  The statements made and the terms defined in the recitals to this Amendment are hereby incorporated into this Amendment in their entirety.

Section 7.04 Entire Agreement.  This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

Section 7.05 Loan Document.  This Amendment is a Loan Document executed under the Credit Agreement, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

Section 7.06 Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery of an executed counterpart of the signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

Section 7.07 Successors.  The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns.

(Remainder of page intentionally left blank.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

NORTHERN OIL AND GAS, INC., as the Borrower

By:           /s/ Thomas W. Stoelk
Name:            Thomas W. Stoelk
Title:              Chief Financial Officer

Signature Page
Fourth Amendment to Credit Agreement

ROYAL BANK OF CANADA, as Administrative Agent

By:           /s/ Rodica Dutka
Name:           Rodica Dutka
Title:             Manager, Agency

ROYAL BANK OF CANADA, as a Lender

By:           /s/ Don J. McKinnerney
Name:            Don J. McKinnerney
Title:              Authorized Signatory

SUNTRUST BANK, as a Lender

By:           /s/ Mark Ames
Name:            Mark Ames
Title:              Managing Director

BMO HARRIS FINANCING, INC., as a Lender

By:           /s/ Joseph A. Bliss
Name:            Joseph A. Bliss
Title:              Managing Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:           /s/ Joseph Scott
Name:            Joseph Scott
Title:              Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:           /s/ Daniel K. Hansen
Name:            Daniel K. Hansen
Title:              Vice President

SOVEREIGN BANK, N.A., as a Lender

By:           /s/ Puiki Lok         /s/  Gilbert Torres
Name:            Puiki Lok               Gilbert Torres
Title:              Vice President      Senior Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:           /s/ Nancy M. Mak
Name:            Nancy M. Mak
Title:              Senior Vice President

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:           /s/ Parker Heikes
Name:            Parker Heikes
Title:              Assistant Vice President

BRANCH BANKING & TRUST COMPANY, as a Lender

By:           /s/ Ryan K. Michael
Name:            Ryan K. Michael
Title:              Senior Vice President

CADENCE BANK, N.A., as a Lender

By:           /s/ Eric Broussard
Name:            Eric Broussard
Title:              Senior Vice President

Signature Page
Fourth Amendment to Credit Agreement

MACQUARIE BANK LIMITED, as a Lender

By:           /s/ Linda Evans
Name:            Linda Evans
Title:              Division Director

By:           /s/ Fiona Smith
Name:            Fiona Smith
Title:              Division Director

THE BANK OF NOVA SCOTIA, as a Lender

By:           /s/ Terry Donovan
Name:            Terry Donovan
Title:               Managing Director

ING CAPITAL LLC, as a Lender

By:           /s/ Juli Bieser
Name:            Juli Bieser
Title:              Director

FIFTH THIRD BANK, as a Lender

By:           /s/ Justin B. Crawford
Name:            Justin B. Crawford
Title:              Director

Signature Page
Fourth Amendment to Credit Agreement

ANNEX I

Name of Lender	Applicable Percentage	Maximum Credit Amount	Amount of Commitment
Royal Bank of Canada	11.33%	$ 85,000,000.00	$ 51,000,000.00
SunTrust Bank	11.33%	$ 85,000,000.00	$ 51,000,000.00
BMO Harris Financing, Inc.	7.78%	$ 58,333,333.33	$ 35,000,000.00
KeyBank, N.A.	7.78%	$ 58,333,333.33	$ 35,000,000.00
U.S. Bank National Association	7.78%	$ 58,333,333.33	$ 35,000,000.00
Capital One, National Association	7.33%	$ 55,000,000.00	$ 33,000,000.00
Sovereign Bank, N.A.	6.67%	$ 50,000,000.00	$ 30,000,000.00
BOKF, NA dba Bank of Oklahoma	6.67%	$ 50,000,000.00	$ 30,000,000.00
Branch Banking and Trust Co.	6.67%	$ 50,000,000.00	$ 30,000,000.00
Cadence Bank, N.A.	6.67%	$ 50,000,000.00	$ 30,000,000.00
ING Capital LLC	6.67%	$ 50,000,000.00	$ 30,000,000.00
The Bank of Nova Scotia	6.67%	$ 50,000,000.00	$ 30,000,000.00
Fifth Third Bank	6.67%	$ 50,000,000.00	$ 30,000,000.00

TOTAL	100.00%	$ 750,000,000.00	$ 450,000,000.00

Fourth Amendment to Credit Agreement